SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                October 30, 2003
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                          Asbury Automotive Group, Inc.
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
           ----------------------------------------------------------
                 (State or other jurisdiction of incorporation)


           5511                                        01-0609375
--------------------------------       ----------------------------------------
    (Commission File Number)                (IRS Employer Notification No.)


Three Landmark Square, Suite 500, Stamford, CT                   06901
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(Address of principal executive offices)                        (Zip Code)


                                 (203) 356-4400
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
    ------------------------------------------------------------------------
          (Former name or former address, if changed since last report)





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Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

              Exhibit No.  Description

              99.1Press Release dated October 30, 2003


Item 12.  Results of Operations and Financial Condition.

         The registrant issued a press release on October 30, 2003, announcing its earnings for the third quarter and nine months ended September 30, 2003, which press release is attached hereto as exhibit 99.1.



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ASBURY AUTOMOTIVE GROUP, INC.



Date:  October 30, 2003                      By: /s/ Kenneth B. Gilman
                                                 -----------------------------
                                             Name:  Kenneth B. Gilman
                                             Title: Chief Executive Officer




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                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Press Release dated October 30, 2003